Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned, and any amendments thereto executed by the undersigned shall be filed on behalf of each of the undersigned without the necessity of filing any additional joint filing agreement. The undersigned acknowledge that each is responsible for the timely filing of such statement on Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning him, her or it contained therein, but shall not be responsible for the completeness or accuracy of the information concerning the others of the undersigned, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate or incomplete. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated: February 10, 2022

HIGHLAND CAPITAL PARTNERS VIII LIMITED PARTNERSHIP

By: Highland Management Partners VIII Limited Partnership
Its: General Partner By: Highland Management Partners VIII Limited Its: General Partner

By:	/s/ Jessica Healey
Authorized Officer

HIGHLAND CAPITAL PARTNERS VIII-B LIMITED PARTNERSHIP

By: Highland Management Partners VIII Limited Partnership
Its: General Partner By: Highland Management Partners VIII Limited Its: General Partner

By:	/s/ Jessica Healey
Authorized Officer

HIGHLAND CAPITAL PARTNERS VIII-C LIMITED PARTNERSHIP

By: Highland Management Partners VIII Limited Partnership
Its: General Partner By: Highland Management Partners VIII Limited Its: General Partner

By:	/s/ Jessica Healey
Authorized Officer

HIGHLAND MANAGEMENT PARTNERS VIII LIMITED PARTNERSHIP

By: Highland Management Partners VIII Limited
Its: General Partner

By:	/s/ Jessica Healey
Authorized Officer

HIGHLAND MANAGEMENT PARTNERS VIII LIMITED

By:	/s/ Jessica Healey
Authorized Officer

HIGHLAND CAPITAL PARTNERS VII LIMITED PARTNERSHIP

By: Highland Management Partners VII Limited Partnership
Its: General Partner By: Highland Management Partners VII, LLC Its: General Partner

By:	/s/ Jessica Healey
Authorized Manager

HIGHLAND CAPITAL PARTNERS VII-B LIMITED PARTNERSHIP

By: Highland Management Partners VII Limited Partnership
Its: General Partner

By: Highland Management Partners VII, LLC Its: General Partner

By:	/s/ Jessica Healey
Authorized Manager

HIGHLAND CAPITAL PARTNERS VII-C LIMITED PARTNERSHIP
By: Highland Management Partners VII Limited Partnership Its: General Partner

By: Highland Management Partners VII, LLC Its: General Partner
By:	/s/ Jessica Healey
Authorized Manager

HIGHLAND ENTREPRENEURS’ FUND VII LIMITED PARTNERSHIP

By: Highland Management Partners VII Limited Partnership Its: General Partner

By: Highland Management Partners VII, LLC
Its: General Partner

By:	/s/ Jessica Healey
Authorized Manager

HIGHLAND MANAGEMENT PARTNERS VII LIMITED PARTNERSHIP

By: Highland Management Partners VII, LLC
Its: General Partner

By:	/s/ Jessica Healey
Authorized Manager

HIGHLAND MANAGEMENT PARTNERS VII, LLC

By:	/s/ Jessica Healey
Authorized Manager

/s/ Daniel Nova
Daniel Nova